12th Annual LD Micro Main Event Luxe Sunset | Bel-Air, CA December 11, 2019 NYSE: TREC

Safe Harbor Statement Some of the statements and information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company's financial position, business strategy and plans and objectives of the Company's management for future operations and other statements that are not historical facts, are forward-looking statements. Forward- looking statements are often characterized by the use of words such as "outlook," "may," "will," "should," "could," "expects," "plans," "anticipates," "contemplates," "proposes," "believes," "estimates," "predicts," "projects," "potential," "continue," "intend," or the negative of such terms and other comparable terminology, or by discussions of strategy, plans or intentions, including, but not limited to: expectations regarding future market trends; expectations regarding our future strategic focuses and 2019 financial performance; and expectations regarding the consummation of the sale of our stake in AMAK and the use of proceeds therefrom, including the realization of expected benefits to the Company from the application of such proceeds. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Such risks, uncertainties and factors include, but are not limited to: general economic conditions domestically and internationally; insufficient cash flows from operating activities; difficulties in obtaining financing on favorable conditions, or at all; outstanding debt and other financial and legal obligations; lawsuits; competition; industry cycles; feedstock, product and mineral prices; feedstock availability; technological developments; regulatory changes; environmental matters; foreign government instability; foreign legal and political concepts; foreign currency fluctuations; not completing, or not completely realizing the anticipated benefits from, the sale of our stake in AMAK; receipt and timing of necessary governmental approvals for the sale of our stake in AMAK and other risks detailed in our latest Annual Report on Form 10-K, including but not limited to: "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission (the "SEC"). There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this press release and the information included in our prior releases, reports and other filings with the SEC, the information contained in this press release updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. 2

Disclaimer: Non-GAAP Measures This presentation includes the use of both U.S. generally accepted accounting principles ("GAAP") and non-GAAP financial measures. The Company believes certain financial measures, such as EBITDA from continuing operations and Adjusted EBITDA from continuing operations, which are non-GAAP measures, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. The Company believes that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. These non-GAAP measures have been reconciled to the nearest GAAP measure in the tables below entitled Reconciliation of Selected GAAP Measures to Non-GAAP Measures. EBITDA from continuing operations and Adjusted EBITDA from continuing operations: We define EBITDA from continuing operations as net income from continuing operations plus interest expense, income taxes, depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations plus stock- based compensation, plus restructuring and severance expenses, plus losses on extinguishment of debt, and plus or minus gains or losses on acquisitions. 3

Trecora Overview

High Purity Light Hydrocarbon Manufacturing (SHR)

Prime Products include isopentane, normal pentane, isohexane and hexane

- Market leader (one of two producers in the U.S.)
- Used in the production of polyethylene, packaging, polypropylene, expandable polystyrene, poly-iso/urethane foams, crude oil from the Canadian tar sands, and in the catalyst support industry
- Growth driven by chemical industry investment and U.S. GDP

Byproducts

- Aromatic compounds widely used to make other chemicals including dyes and plastic products
- Results from production of prime products
- Growth driven by higher reliability of new Advanced Reformer

Specialty Synthetic Wax Manufacturing (TC)

- Specialty waxes including specialty polyethylene and poly alpha olefin waxes used in paints, inks, adhesives, coatings, and PVC lubricants and are used in applications such as toner in printers and hot melt adhesives
- Growth driven by our development of higher value waxes

Custom Processing Services

- Custom manufacturing services provide a range of specialized capabilities to chemical and industrial customers including synthesis, hydrogenation, distillation, forming and propoxylation in addition to a number of other chemical processes
- Growth driven by our investment in new capabilities and U.S. chemical industry investment

Product, manufacturing and processing ecosystem



5.7%
9.3%
85.0%
Custom Processing
Specialty Synthetic Waxes
High Purity Light Hydrocarbons

(Chart represents Q3 percentages of total Q3 revenue)

(LTM Revenue = $271.9 MM)

Key Developments AMAK Sale Update  Announced definitive agreement to sell entire stake for $70 million, $60 million net  Transaction led by one of the leading metals and mining investment banks in the world  More than 50 potential buyers contacted  Ultimately chose to sell to the existing shareholders at a significantly greater valuation and at a lower risk than other alternatives  The sale, which has no financing conditions, is delayed due to government approvals; expect approvals in Q1’20 Severe Weather Event at the Silsbee Plant on October 29th  Resulted in plant shutdown and significant damage to one of our two feedstock tanks  Plant was down for about one week  Less than $2.0 million EBITDA impact to Q4’19  Potential insurance recovery greater than $1.0 million in 2020 Canadian Oil Sands (COS)  Major customer anticipates some solvent substitution in 2020  Solvent growth potential as producers forecasting relief from curtailments in 2020, facilitated by pipeline off-take  Successfully broaden customer base away from COS; in 2015 COS constituted 15% of prime product sales volume compared to 10% in 2019 5

2019: Delivering on Key Drivers of Execution (in millions) ($4) to $2 $1 to $2 $1 to $2 $3 to $4 $2.5 $20.3 ($1) ~40% Adj. EBITDA Growth from 2018  YTD Sept ’19 Gross Margin of 15.3% compared to YTD Sept ’18 of 11.8%  Cash Flow from Operations of $20.2 million for YTD Sept ’19, 83% improvement from YTD Sept ’18  Debt of $84.3 million as of the end of October, an $18 million reduction from year-end 2018 6

Why Invest in Trecora? Continuity of Successful Strategy in 2020 that Drives Shareholder Value Our Strategy Focuses on:  Safe and Reliable Operations: sustains our company and lays foundation for execution  Culture of Productivity: enhances our competitiveness and opens paths to growth  Commercial Excellence: maximizes market value capture and opens paths to growth Driving Shareholder Value:  YTD ’19 Cash Flow from Operations of $20.2 million compared to $11.1 million for YTD ’18  Debt of approx. $84.3 million as of end of October, an $18.2 million reduction since end of 2018  Disciplined capital allocation: 2019 capital expenditures of approx. $10 million ($25.3 million in 2018 and $51.6 million in 2017)  AMAK proceeds achieve debt reduction targets  Exploring options to use remaining proceeds to potentially fund share repurchases  Financial flexibility enables growth options 7 7

Q&A Thank You For more information, please visit our website: www.trecora.com NYSE: TREC 8